Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Event Driven and Distressed Strategies Fund
Multi-Hedge Strategies Fund

Supplement dated March 31, 2017 to the currently effective Summary Prospectuses, Statutory Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (the “SAIs”) for the Event Driven and Distressed Strategies Fund and the Multi-Hedge Strategies Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs for the Event Driven and Distressed Strategies Fund and the Multi-Hedge Strategies Fund and should be read in conjunction with the Prospectuses and SAIs for each Fund.

Effective immediately, Mr. Larry Shank no longer co-manages the Event Driven and Distressed Strategies Fund and Multi-Hedge Strategies Fund (each, a “Fund” and, together, the “Funds”). Therefore, effective immediately, all references to Mr. Shank in each Fund’s Prospectuses and SAIs are deleted in their entirety. Messrs. Michael P. Byrum and Ryan Harder continue to co-manage the Funds.

Please retain this supplement for future reference.

RDF-COMBO-SUP3-0317x0817